MINERAL PROPERTIES	12 Months Ended
Dec. 31, 2020
Investment property [abstract]
MINERAL PROPERTIES
	Pulacayo	Gibellini	Sunawayo	Triunfo	Chandgana Tal	Khavtgai Uul	Total
Balance, December 31, 2017	$12,809,550	$490,356	$-	$-	$-	$-	$13,299,906
Additions:
Acquisition cost	$-	$425,605	$-	$-	$-	$-	$425,605
Deferred exploration costs:
Licenses, tax, and permits	-	387,149	-	-	1,271	261,168	649,588
Geological and consulting	51,112	1,509,587	-	-	-	-	1,560,699
Personnel, camp and general	847,538	831,023	-	-	20,590	3,741	1,702,892
	898,650	2,727,759	-	-	21,861	264,909	3,913,179
Impairment	(13,708,200)	-	-	-	(21,861)	(264,909)	(13,994,970)
Balance, December 31, 2018	$-	$3,643,720	$-	$-	$-	$-	$3,643,720
Additions:
Acquisition cost	$-	$-	$-	$-	$-	$-	$-
Deferred exploration costs:
Licenses, tax, and permits	6,239	286,158	-	-	-	-	292,397
Geological and consulting	964,716	3,200,773	-	-	-	-	4,165,489
Personnel, camp and general	503,071	1,470,007	-	-	-	-	1,973,078
	1,474,026	4,956,939	-	-	-	-	6,430,965
Impairment Recovery	13,708,200	-	-	-	-	-	13,708,200
Balance, December 31, 2019	$15,182,226	$8,600,658	$-	$-	$-	$-	$23,782,885
Additions:
Acquisition cost	$-	$2,253,566	$396,936	$135,676	$-	$-	$2,786,178
Deferred exploration costs:
Licenses, tax, and permits	5,733	348,165	-	-	-	-	353,898
Geological and consulting	1,767,089	897,085	116,152	327,989	-	-	3,108,315
Personnel, camp and general	584,712	1,190,607	-	-	-	-	1,775,319
	2,357,534	2,435,857	116,152	327,989	-	-	5,237,531
Balance, December 31, 2020	$17,539,760	$13,290,081	$513,088	$463,665	$-	$-	$31,806,594

Gibellini Project, Nevada, United States

Gibellini Project

The Gibellini Project consists of a total of 555 unpatented lode mining claims that includes: the Gibellini group of 40 claims, the VC Exploration group of 105 claims, the Bisoni group of 201 claims and the Company group of 209 claims. All the claims are located in Eureka County, Nevada, USA.

Gibellini Group

The Gibellini group of claims were acquired on June 22, 2017, through leasehold assignments from the claimant and then-holder of the Gibellini mineral claims (the “Gibellini Lessor”). Under the Gibellini mineral lease agreement (the “Gibellini MLA”), the Company leased this core group of claims, which originally constituted the entire Gibellini Project, by, among other things, agreeing to pay to the Gibellini Lessor annual advance royalty payments. These payments are tied, based on an agreed formula not to exceed US$120,000 per year, to the average vanadium pentoxide price of the prior year (each an "Advance Royalty Payment"). Upon commencement of production, the obligation to make Advance Royalty Payments will cease and the Company will instead maintain its acquisition through lease of the Gibellini group of claims by paying to the Gibellini Lessor, a 2.5% net smelter return royalty (the “Gibellini NSR Payments”) until a total of US$3 million is paid. Thereafter, the Gibellini NSR will be reduced to 2% over the remaining life of the mine (and referred to thereafter, as “Production Royalty Payments”). Upon commencement of production, any Advance Royalty Payments that have been made will be deducted as credits against the Gibellini NSR Payments or Production Royalty Payments, as applicable. The lease is for a term of 10 years, expiring on June 22, 2027, which can be extended for an additional 10 years, at the Company’s option.

On April 19, 2018, the Gibellini MLA was amended to grant the Company the option, at any time during the term of the Gibellini MLA, which ends on June 22, 2027, to require the Gibellini Lessor to transfer their title over all of the leased mining claims (excluding four claims which will be retained by the Gibellini Lessor) (the "Transferred Claims") to the Company in exchange for US$1,000,000, which will be deemed an Advance Royalty Payment (the “Transfer Payment”). A credit of US$99,027 in favour of the Company towards the Transfer Payment was paid upon the execution of the amendment, with a remaining balance of US$900,973 on the Transfer Payment due and payable by the Company to the Gibellini Lessor upon completion of transfer of the Transferred Claims from the Gibellini Lessor to the Company. The Advance Royalty Payment obligation and Production Royalty Payments will not be affected, reduced or relieved by the transfer of title.

On June 22, 2020, the Company paid US$50,000 (2019 – US$120,000, 2018 – US$101,943) of the Advance Royalty Payment to the Gibellini Lessor.

During year 2020, the Company expanded the land position at the Gibellini Project, by staking a total of 32 new claims immediately adjacent to the Gibellini Project.

The Bisoni Group

On September 18, 2020, the Company completed the acquisition of the Bisoni vanadium property situated immediately southwest of the Gibellini Project pursuant to an asset purchase agreement (the “Bisoni APA”) dated August 18, 2020, with Cellcube Energy Storage Systems Inc. (“Cellcube”). The Bisoni property comprised of 201 lode mining claims. As consideration for the acquisition of the Bisoni property under the Bisoni APA, the Company issued 4 million Common Shares (the “Bisoni APA Shares”) and paid $200,000 cash to Cellcube. Additionally, subject to TSX approval, if, on or before December 31, 2023, the price of European vanadium pentoxide on the Metal Bulletin (or an equivalent publication) exceeds US$12 a pound for 30 consecutive days, the Company will issue to Cellcube additional Common Shares with a value of $500,000 calculated based upon the 5-day volume weighted average price of the Common Shares immediately following the satisfaction of the vanadium pentoxide pricing condition.

VC Exploration Group

The Company entered into a lease agreement to acquire 10 unpatented lode claims totaling approximately 207 gross acres (the “Former Louie Hill Claims”) from their holders (the “Former Louie Hill Lessors”) on July 10, 2017 (the “Louie Hill MLA”). The Former Louie Hill Claims were located approximately 1600 feet south of the Gibellini group of claims. The Former Louie Hill Claims were subsequently abandoned by the Former Louie Hill Lessors, and on March 11 and 12, 2018, the Company staked the area within and under 17 new claims totaling approximately 340 gross acres, which now collectively comprise the expanded Louie Hill group of claims (the “Current Louie Hill Claims”).

On October 22, 2018, the Company entered into a royalty agreement (the “Royalty Agreement”) with the Former Louie Hill Lessors that replaced, on substantially similar terms, the Louie Hill MLA. The Royalty Agreement provides for the Company to pay the following royalties to the Former Louie Hill Lessors as an advance royalty: (i) US$75,000 upon the Company achieving Commercial Production (as defined in the Royalty Agreement) at the Gibellini Project; (ii) US$50,000 upon the Company selling, conveying, transferring or assigning all or any portion of certain claims defined in the Royalty Agreement to any third party and (iii) annually upon the anniversary date of July 10, 2018, and the anniversary date of each year thereafter during the term of the Royalty Agreement: (a) if the average vanadium pentoxide price per pound as quoted on www.metalbulletin.com (the “Metal Bulletin”) or another reliable and reputable industry source as agreed by the parties, remains below US$7.00/lb during the preceding 12 months, US$12,500; or (b) if the average vanadium pentoxide price per pound as quoted on Metal Bulletin or another reliable and reputable industry source as agreed by the parties, remains equal to or above US$7.00/lb during the preceding 12 months, US$2,000 x average vanadium pentoxide price per pound up to a maximum annual advance royalty payment of US$28,000.

Further, the Company will pay to the Former Louie Hill Lessors a 2.5% net smelter return royalty (the “Louie Hill NSR”) payable on vanadium pentoxide produced from the area of the Former Louie Hill Claims contained within the Current Louie Hill Claims. The Company may purchase three-fifths of the Louie Hill NSR at any time for US$1,000,000, leaving the total Louie Hill NSR payable by the Company at 1.0% for the remaining life of the mine. Any Louie Hill Advance Royalty Payments that have been made at the time of Commercial Production will be deducted as credits against future payments under the Louie Hill NSR. The payments under the Royalty Agreement will continue for an indefinite period and will be payable as long as the Company, its subsidiaries, or any of their permitted successors or assigns holds a valid and enforceable mining concession over the area.

On July 7, 2020, the Company paid US$12,500 (2019 – US$28,000, 2018 - US$21,491), comprising the Louie Hill Advance Royalty Payment to the Former Louie Hill Lessors.

On February 15, 2018, the Company acquired an additional 105 unpatented lode mining claims located adjacent to its existing Gibellini Project in Nevada, USA through the acquisition of VC Exploration (US) Inc, ("VC Exploration") by paying a total of $335,661 in cash and issuing 500,000 Common Share purchase warrants (valued at $89,944) to arm’s-length, private parties. Each warrant entitles the holder upon exercise, to acquire one Common Share at a price of $0.50 per Common Share until February 15, 2021. The acquisition of the VC Exploration has been accounted for as an asset acquisition as their activities at the time of the acquisition consisted of mineral claims only.

The Company Group

During 2017 and 2018, the Company expanded the land position at the Gibellini Project, by staking a total of 209 new claims immediately adjacent to the Gibellini Project covering 4091 acres.

Pulacayo Project, Bolivia

The Company holds an interest in the Pulacayo Paca silver-lead-zinc project in Bolivia (the "Pulacayo Project").

The Pulacayo Project mining rights are recognized by two legally independent contractual arrangements, one covering all, except the Apuradita deposit, from a mining production contract (the "Pulacayo MPC") between the Company and the Corporación Minera de Bolivia ("COMIBOL"), a Bolivian state mining company, and the original holder of the rights, executed on October 3, 2019. The Pulacayo MPC grants the Company the 100% exclusive right to develop and mine at the Pulacayo and Paca concessions for up to 30 years against certain royalty payments. In connection with the Apuradita deposit, its rights are covered by a second contractual arrangement, with the Bolivian Jurisdictional Mining Authority, acting for the Government of Bolivia, which is in process of formalization, as a mean of recognition of the acquired rights to what was originally the mining concession. Until such time as the contract is formalized, all mining rights, as recognized in the Bolivian Mining Law 535, can be exercised by the holder of the ex-concession.

Pursuant to the Pulacayo MPC, ASC Bolivia LDC Sucursal Bolivia (“ASC”), a subsidiary of the Company, has committed to pay monthly rent of US$1,000 to COMIBOL and US$1,500 monthly rent to the Pulacayo Ltda. Mining Cooperative until the Pulacayo Project starts commercial production.

During the year ended December 31, 2018, the Company determined there were several indicators of potential impairment of the carrying value of the Pulacayo Paca property. The indicators of potential impairment were as follows:

●	change in the Company’s primary focus to the Gibellini Project;

●	management’s decision to suspend further exploration activities; and

●	no positive decision from the Bolivian Government to grant mining production contract to develop the project.

As result, in accordance with IFRS 6, Exploration for and Evaluation of Mineral Resources and IAS 36, Impairment of Assets, at December 31, 2018, the Company assessed the recoverable amount of the Pulacayo Paca property exploration costs and determined that its value in use is $nil. As at December 31, 2018, the recoverable amount of $nil resulted in an impairment charge of $13,708,200 against the value of the deferred exploration costs, which was reflected on the consolidated statement of operations.

During the year ended December 31, 2019, the Company assessed whether there was any indication that the previously recognized impairment loss in connection with the Pulacayo Paca property may no longer exist or may have decreased. The Company noted the following indications that the impairment may no longer exist:

●	the Company signed a mining production contract granting the Company the 100% exclusive right to develop and mine at the Pulacayo Paca property;

●	the Company renewed its exploration focus to develop the Pulacayo Paca property in the current year;

●	the Company re-initiated active exploration and drilling program on the property;

●	the Company completed a positive final settlement of Bolivian tax dispute (Note 26).

As the Company identified indications that the impairment may no longer exist, the Company completed an assessment to determine the recoverable amount of the Pulacayo Paca property. In order to estimate the fair-value of the property the Company engaged a third-party valuation consultant and also utilized level 3 inputs on the fair value hierarchy to estimate the recoverable amount based on the property’s fair value less costs of disposal determined with reference to dollars per unit of metal in-situ. With reference to metal in-situ, the Company applied US$0.79 per ounce of silver resource to its 36.8 million ounces of silver resources and US$0.0136 per pound of zinc or lead in resource to its 303 million pounds of zinc and lead.

The Company also considered data derived from properties similar to the Pulacayo Paca Property. The data consisted of property transactions and market valuations of companies holding comparable properties, adjusted to reflect the possible impact of factors such as location, political jurisdiction, commodity, geology, mineralization, stage of exploration, resources, infrastructure and property size.

As the recoverable amount estimated with respect to the above was $31.4 million an impairment recovery of $13,708,200 was recorded during the year ended December 31, 2019.

Triunfo Project, Bolivia

On July 13, 2020, the Company announced that it had entered into an agreement (the “Triunfo Agreement”) with a private party (the “Triunfo Vendor”) for the right to conduct mining exploration activities (the “Exploration Right”) within the El Triunfo gold-silver-lead-zinc project in La Paz District, Bolivia (the “Triunfo Project”) and the right, at the Company’s election, to purchase the Triunfo Project for US$1,000,000 (the “Purchase Right”) and together with the Exploration Right, the “Triunfo Rights”).  The Purchase Right can be exercised at any time after the Triunfo Vendor completes the required Bolivian administrative procedures for the Triunfo Project until July 13, 2025 or such further period as the parties may agree.  To secure the Triunfo Rights, the Company paid the Triunfo Vendor US$100,000 upon execution of the Triunfo Agreement.  Until the Company exercises its Purchase Right, beginning in 2021 the Company must pay the Triunfo Vendor US$50,000 on June 15 of each year to maintain the Triunfo Rights.  The Company may elect to terminate the Triunfo Agreement at any time.  If the Company exercises the Purchase Right, the Triunfo Vendor will maintain up to a 5% interest of the profits, net of taxes and royalties, derived from the sale of concentrate produced from the Triunfo Project (the “Residual Interest”). If the Company exercises the Purchase Right, the Company may reduce some or all of the Residual Interest at any time by making a lump sum payment to the Triunfo Vendor at any time to reduce some or all of the Residual Interest as follows:

●	the Residual Interest may be extinguished for US$300,000;

●	the Residual Interest may be reduced to 4% for US$250,000;

●	the Residual Interest may be reduced to 3% for US$200,000;

●	the Residual Interest may be reduced to 2% for US$150,000; or

●	the Residual Interest may be reduced to 1% for US$100,000.

Sunawayo Project, Bolivia

On September 7, 2020, the Company announced that it had entered into a binding sales and purchase agreement (the “Sunawayo SPA”) with a private party (the “Sunawayo Vendor”) to acquire the Sunawayo silver-lead mining project (the “Sunawayo Project”). Subject to the provisions of the Sunawayo SPA, the Sunawayo Vendor agreed to irrevocably transfer the mining rights of the Sunawayo Project to the Company for consideration of US$6,500,000, which payment consists of US$300,000 paid on execution of the Sunawayo SPA, with the remaining US$6,200,000 to be paid in cash over a one-year period in twelve equal monthly installments, starting March 1, 2021.

Previously Impaired Properties

Chandgana Properties, Mongolia

In March 2006, the Company acquired a 100% interest in the Chandgana Tal property, a coal exploration property consisting of two exploration licenses located in the northeast part of the Nyalga coal basin, approximately 290 kilometers east of Ulaanbaatar, Mongolia. In March 2011, the Company obtained a mine permit from Ministry of Mineral Resources and Energy for the Chandgana Tal coal project.

In 2007, the Company acquired a 100% interest in the Chandgana Khavtgai property, a coal exploration property consisting of one license located in the northeast part of the Nyalga coal basin.

During the year ended December 31, 2017, the Company determined there were several indicators of potential impairment of the carrying value of the Chandgana Tal and Khavtgai Uul properties. As result, in accordance with IFRS 6, Exploration for and Evaluation of Mineral Resources and IAS 36, Impairment of Assets, at December 31, 2017, the Company assessed the recoverable amount of the Chandgana Properties deferred exploration costs and determined that its value in use is $nil. As at December 31, 2017, the recoverable amount of $nil resulted in an impairment charge of $14,733,067 against the value of the deferred exploration costs, which was reflected on the consolidated statement of operations. As at and for the year ended December 31, 2020 and as for years ended December 31, 2019 and 2018, there were no changes to the impairment assessment and accordingly all costs remain impaired.

Titan Property, Ontario, Canada

The Company has a 100% interest in the Titan property, a vanadium-titanium-iron project located in Ontario, Canada. In January 2010, the Company entered into an option agreement (the "Titan Agreement") with Randsburg International Gold Corp. (“Randsburg”) whereby the Company had the right to acquire an 80% interest in the Titan property by paying Randsburg an aggregate of $500,000 (paid), and by incurring exploration expenditures of $200,000 by December 31, 2010. Pursuant to the Titan Agreement, Randsburg has the option to sell the remaining 20% interest in the Titan property to the Company for $150,000 cash or 400,000 Common Shares.

At December 31, 2014, due to market conditions, the Company impaired the value of the property to $nil. On February 10, 2017, the Company negotiated with Randsburg to acquire the remaining 20% title interest of Randsburg in the Titan project by issuing to Randsburg 20,000 Common Shares at a value of $4.81 per Common Share.

Therefore, the Company recorded an impairment loss of $96,200 on the acquisition of the remaining title interest in the Titan property which was reflected on the consolidated statement of operations and comprehensive loss during the year ended December 31, 2017. As there were no benchmark or market changes from January 1, 2015, to December 31, 2020, the impaired value of $nil for Titan property remains unchanged.